UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 10, 2010
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DANKA BUSINESS SYSTEMS PLC
(Exact name of registrant as specified in its charter)
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England & Wales	0-20828	98-0052869
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

270 1st Avenue South		8 Salisbury Square
Suite 305	and	London EC4Y 8BB England
St. Petersburg, Florida 33701
(Addresses of principal executive offices)

Registrant’s telephone number, including area code:
(727) 825-3960 in the United States
011-44-207-694-1826 in the United Kingdom

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

The Joint Liquidators of Danka Business Systems PLC (“Danka” or the “Company”) are pleased to announce that they have declared a first liquidation distribution on August 10, 2010.  Pursuant to the Company’s articles of association, the holders of the Company’s 6.50% convertible participating shares are entitled to all of the surplus assets of Danka.  However, pursuant to the terms of an agreement between the Company and the convertible participating shareholders, the Liquidators have been instructed to first distribute to holders of ordinary shares (including holders of ADSs) an amount equal to $0.03 per ordinary share (or $0.12 per ADS) prior to any distribution to convertible participating shareholders.  Any remaining surplus assets will then be distributed over time to the convertible participating shareholders.  The Joint Liquidators believe that the Company has insufficient assets to be able to pay in full the amounts due to convertible participating shareholders in accordance with the Company’s articles of association. and that, therefore, no further amounts will be paid to the holders of ordinary shares (including holders of ADSs).  Accordingly, the Company’s ordinary shares (including ADSs) have no further economic value.

Cautionary Statement Regarding Forward-Looking Information.

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. In particular, any statements that do not relate to historical or current facts constitute forward-looking statements, including any statements contained herein regarding our expectations with regard to the payment of liquidating distributions to shareholders. Forward-looking statements are subject to known and unknown risks, uncertainties and contingencies, many of which are beyond our control, which may cause actual results to differ materially from those projected or implied in such forward-looking statements. Factors that might affect actual future liquidating distributions include, among other things, the number and amount of claims asserted against or reserved for by the Company during the liquidation process and the expenses of liquidation. The forward-looking statements are based on our beliefs, assumptions and expectations as of the date of this report, taking into account information currently available to us. Those beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us, including those events and factors detailed in our filings with the Securities and Exchange Commission. Neither the Company nor any other person assumes responsibility for the accuracy or completeness of those statements. Except as required by applicable law, the Company undertakes no obligation, and does not intend, to update these forward-looking statements to reflect events or circumstances that arise after the date they are made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 10, 2010	DANKA BUSINESS SYSTEMS PLC
By:/s/ Jeremy Spratt
Name: Jeremy Spratt Title: Joint Liquidator